OTHER EQUITY TRANSACTIONS	6 Months Ended
Jun. 30, 2011
OTHER EQUITY TRANSACTIONS
8.  OTHER EQUITY TRANSACTIONS

On January 6, 2011, the 50,000 issuable shares listed on the balance sheet as of December 31, 2010 were issued.

On February 7 and 10, 2011, two former employees completed cashless exercises of their options for which 8,076 shares of common stock were issued.  The Company did not receive funds from these options exercises as they were cashless.

On March 11, 2011, 178,723 shares of common stock were issued, when earned, pursuant to a consultant agreement for strategic investor marketing services.  The shares were priced at $0.235 per share based on the ten day trailing average closing price at the time of the issuance in accordance with the agreement and a $42,000 consulting expense was recorded in relation to this transaction.

On April 19, 2011, Thomas A. Price, a member of the Board of Directors of CUI Global, Inc., exercised 700,000 warrants which he previously received in exchange for a personal guarantee of a bank note provided on behalf of the Company in May 2008.  The Company received $7,000 from the exercise of these warrants.

On May 4, 2011, Mitchell Saltz, a beneficial owner of more than 5% of the outstanding common stock, exercised 300,000 warrants which he previously received in exchange for a personal guarantee of a bank note provided on behalf of the Company in May 2008.  The Company received $3,000 from the exercise of these warrants.

On May 5, 2011, the Company entered into an agreement to sell 6,000,000 shares of restricted common stock at a per share price of $0.25.  As of June 30, 2011, no shares had been sold under this agreement.

On May 15, 2011, Kjell H. Qvale, a beneficial owner of more than 10% of the outstanding common stock, exercised 4,000,000 warrants which he previously received in exchange for a personal guarantee of a bank note provided on behalf of the Company in May 2008.  The Company received $40,000 from the exercise of these warrants.